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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                         ME PORTFOLIO MANAGEMENT LIMITED
                              (ABN 79 005 964 134)
               (Exact name of obligor as specified in its charter)

Australia                                                    Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Level 23
360 Collins Street
Melbourne VIC 3000
Australia
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                  Class A1 Mortgage Backed Floating Rate Notes
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A)  NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH
          IT IS SUBJECT.

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              Name                                     Address
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Superintendent of Banks of the State of          2 Rector Street, New York, N.Y.
New York                                         10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York                 33 Liberty Plaza, New York,
                                                 N.Y.  10045

Federal Deposit Insurance Corporation            Washington, D.C.  20429

New York Clearing House Association              New York, New York 10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
     AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
     INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
     7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
     229.10(D).

     1.   A copy of the Organization Certificate of The Bank of New York
          (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to
          Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4.   A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          33-44051.)

                                       -2-

     7.   A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                       -3-

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of August, 2004.

                                             THE BANK OF NEW YORK

                                             By: /S/ STACEY POINDEXTER
                                                 -------------------------------
                                                 Name:  STACEY POINDEXTER
                                                 Title: ASSISTANT VICE PRESIDENT

                                       -4-

                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

of One Wall Street, New York, N.Y. 10286 And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2004, published in accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency
     and coin..........................................               $2,589,012
   Interest-bearing balances...........................                8,872,373
Securities:
   Held-to-maturity securities.........................                1,382,393
   Available-for-sale securities.......................               21,582,893
Federal funds sold and securities purchased under
   agreements to resell................................
   Federal funds sold in domestic offices..............                  792,900
   Securities purchased under agreements to
   resell..............................................                  932,155
Loans and lease financing receivables:
   Loans and leases held for sale......................                  555,415
   Loans and leases, net of unearned
     income............................................               36,884,850
   LESS: Allowance for loan and
     lease losses......................................                  628,457
   Loans and leases, net of unearned
     income and allowance..............................               36,256,393
Trading Assets.........................................                3,654,160
Premises and fixed assets (including capitalized
   leases).............................................                  929,969
Other real estate owned................................                      319
Investments in unconsolidated subsidiaries and
   associated companies................................                  247,156
Customers' liability to this bank on acceptances
   outstanding.........................................                  215,581
Intangible assets......................................
   Goodwill............................................                2,687,623
   Other intangible assets.............................                  752,283

Other assets...........................................                7,905,137
                                                                     -----------
Total assets...........................................              $89,355,762
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LIABILITIES
Deposits:
   In domestic offices.................................              $33,940,195
   Noninterest-bearing.................................               13,973,047
   Interest-bearing....................................               19,967,148
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................               22,717,175
   Noninterest-bearing.................................                  447,242
   Interest-bearing....................................               22,269,933
Federal funds purchased and securities sold under
     agreements to repurchase..........................
   Federal funds purchased in domestic
     offices...........................................                  442,904
   Securities sold under agreements to
     repurchase........................................                  671,802
Trading liabilities....................................                2,452,604
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................               10,779,148
Bank's liability on acceptances executed and
   outstanding.........................................                  217,705
Subordinated notes and debentures......................                2,390,000
Other liabilities......................................                7,230,967
                                                                     -----------
Total liabilities......................................              $80,842,500
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Minority interest in consolidated
   subsidiaries........................................                  141,523

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................                        0
Common stock...........................................                1,135,284
Surplus................................................                2,080,657
Retained earnings......................................                5,021,014
Accumulated other comprehensive income.................                  134,784
Other equity capital components........................                        0
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Total equity capital...................................                8,371,739
                                                                     -----------
Total liabilities minority interest and equity
   capital.............................................              $89,355,762
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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi        )
Gerald L. Hassell      )           Directors
Alan R. Griffith       )

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